DEFINITIVE PROXY STATEMENT
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                  Proxy Statement Pursuant to Section 14(a) of
                       The Securities Exchange Act of 1934

Filed by the Registrant       |X|

Filed by a Party other than a Registrant

Check the appropriate box:
|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-12

Hemcure, Inc.
--------------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|   No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11 1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
      2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
      4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
      5) Total fee paid:
--------------------------------------------------------------------------------
|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1) Amount Previously Paid:

--------------------------------------------------------------------------------
      2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
      3) Filing Party:

--------------------------------------------------------------------------------
      4) Date Filed:

--------------------------------------------------------------------------------

                                  Hemcure, Inc.
                                 730 W. Randolph
                                    Suite 600
                             Chicago, Illinois 60661
August 3, 2006

Dear Shareholder:

      Hemcure, Inc. will hold a Special Meeting of Shareholders on Thursday, August 17, 2006, beginning at 9:00 a.m. local time, at the offices of Hemcure, Inc. at 730 West Randolph, Suite 600, Chicago, Illinois 60661. We look forward to your attending either in person or by proxy. The enclosed notice of meeting, the proxy statement and the proxy card from the Board of Directors describe the proposals to be acted upon at the meeting.

      This special meeting has been called for the purpose of asking our holders of common stock, par value $.01 per share, of Hemcure Inc., a Minnesota corporation ("Hemcure"), to approve the adoption of a proposed Agreement and Plan of Merger, to reincorporate Hemcure in the State of Nevada by merger with and into a Nevada corporation with the same name ("Hemcure Nevada") which Hemcure formed for such purpose (the "Migratory Merger"). The Board of Directors of Hemcure (the "Board") recommends that you vote FOR the adoption of the proposed Agreement and Plan of Merger of Hemcure, Inc.

      On July 28, 2006, the Board unanimously adopted resolutions, subject to shareholder approval, the Agreement and Plan of Merger. Upon shareholder approval of the adoption of the Agreement and Plan of Merger, 1) Hemcure will adopt the capital structure of Hemcure Nevada, which includes total authorized capital stock of 120,000,000 shares, of which 100,000,000 are common stock, with a par value of $.01 per share (the "Hemcure Nevada Common Stock") and 20,000,000 shares are blank check preferred stock, with a par value of $.01 per share (the "Preferred Stock"). The Preferred Stock may be issued from time to time in one or more participating, optional, or other special rights and qualifications, limitations or restrictions thereof, as shall be stated in the resolutions adopted by Hemcure Nevada's Board of Directors providing for the issuance of such Preferred Stock or series thereof, and 2) the issued and outstanding shares of Common Stock will automatically convert into the right to receive shares of Hemcure Nevada Common Stock at a ratio of seventeen and one-half (17.5) shares of Common Stock for one (1) share of Hemcure Nevada Common Stock (the "Conversion Ratio").

      The Board believes that the proposed Migratory Merger will be beneficial to Hemcure and its shareholders because it will enhance Hemcure's ability to attract a transaction consistent with its current business plan and purpose.

      Please refer to the enclosed proxy statement for detailed information on the proposals. If you have any further questions concerning the meeting or the proposals, please feel free to contact us at (312) 454-0015. Your vote is important. Whether or not you expect to attend the meeting, your shares should be represented. Therefore, we urge you to complete, sign, date and promptly return the enclosed proxy card.

      On behalf of the Board of Directors, we would like to express our appreciation for your continued interest in Hemcure.

Sincerely Yours,

BARTLY J. LOETHEN
President and Chief Executive Officer

--------------------------------------------------------------------------------

                                  HEMCURE, INC.
                          730 West Randolph, Suite 600
                             Chicago, Illinois 60661
--------------------------------------------------------------------------------

                            Notice of Special Meeting

--------------------------------------------------------------------------------

                           To Be Held August 17, 2006

To Shareholders:

      A Special Meeting of Shareholders of Hemcure, Inc. will be held on Thursday, August 17, 2006 at 9:00 a.m. local time, at the offices of 730 West Randolph, Suite 600, Chicago, Illinois. 60661, in order to approve the adoption of a proposed Agreement and Plan of Merger , to reincorporate Hemcure, Inc., a Minnesota corporation ("Hemcure") in the State of Nevada by merger with and into a Nevada corporation with the same name ("Hemcure Nevada") which Hemcure formed for such purpose (the "Migratory Merger"). Upon shareholder approval of the adoption of the Agreement and Plan of Merger, 1) Hemcure will adopt the capital structure of Hemcure Nevada, which includes total authorized capital stock of 120,000,000 shares, of which 100,000,000 are common stock, with a par value of $.01 per share (the "Hemcure Nevada Common Stock") and 20,000,000 shares are blank check preferred stock, with a par value of $.01 per share (the "Preferred Stock"). The Preferred Stock may be issued from time to time in one or more participating, optional, or other special rights and qualifications, limitations or restrictions thereof, as shall be stated in the resolutions adopted by Hemcure Nevada's Board of Directors providing for the issuance of such Preferred Stock or series thereof, and 2) the issued and outstanding shares of Common Stock will automatically convert into the right to receive shares of Hemcure Nevada Common Stock at a ratio of seventeen and one-half (17.5) shares of Common Stock for one (1) share of Hemcure Nevada Common Stock (the "Conversion Ratio").

      No other business may properly be brought before the meeting.

      The Board of Directors has fixed the close of business on June 30, 2006 as the record date for the meeting. All shareholders of record on that date are entitled to notice of and to vote at the meeting.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON. IF YOU ATTEND THE MEETING, YOU MAY CONTINUE TO HAVE YOUR SHARES VOTED AS INSTRUCTED IN THE PROXY OR YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors,

BARTLY J. LOETHEN
President and Chief Executive Officer

Chicago, Illinois
August 3, 2006

                                  HEMCURE, INC.
                          730 West Randolph, Suite 600
                                Chicago, IL 60661
--------------------------------------------------------------------------------

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

      We are mailing this proxy statement, with the accompanying proxy card, to you on or about August 3 2006 in connection with the solicitation of proxies by the Board of Directors of Hemcure, Inc. (the "Company") for a special meeting of shareholders to be held on Thursday, August 17, 2006, and any adjournment or postponement of that meeting. The meeting will be held on Thursday, August 17, 2006, beginning at 9:00 a.m., local time, at the offices of Hemcure, Inc. at 730 West Randolph, Suite 600, Chicago, IL 60661. You are invited to attend the special meeting, and we request that you vote on the proposals described in this proxy statement. You do not need to attend the meeting in person to vote your shares. You may simply complete, sign and return your proxy card in order to have your shares voted at the meeting on your behalf.

What am I voting on?

You are being asked to approve the adoption of the proposed Agreement and Plan of Merger, attached hereto as Exhibit A, between Hemcure, Inc., a Minnesota corporation ("Hemcure") and Hemcure, Inc., a Nevada corporation (collectively referred herein as "Hemcure Nevada") which Hemcure formed for such purpose (the "Migratory Merger"). Upon shareholder adoption of the Agreement and Plan of Merger, the Migratory Merger would result in:

      o A change of domicile state of the Company from the State of Minnesota to the State of Nevada;

      o Your right to receive shares of common stock, $.01 par value per share, of Hemcure Nevada at a ratio of seventeen and one-half (17.5) shares of Hemcure Common Stock, owned by you as of the effective date of the reincorporation, for one (1) share of common stock, $.01 par value of Hemcure Nevada (the "Conversion Ratio");

      o     The  persons  presently  serving  as  our  executive   officers  and
            directors serving in their same respective positions with Hemcure Nevada;

      o The adoption of the Articles of Incorporation of Hemcure Nevada under the laws of the state of Nevada, in the form of Exhibit B attached hereto, pursuant to which Hemcure authorized capital stock will be changed from 800,000,000 shares of authorized capital stock, all of which are common stock, par value $.01 per share, to 120,000,000 shares of authorized common stock, consisting of 100,000,000 shares of common stock, par value $.01 per share, and 20,000,000 shares of "blank check" preferred stock, par value $.01 per share, with the right conferred upon the Board of Directors to set the dividend, voting, conversion, liquidation, and other rights as well as the qualifications, limitations, and restrictions, with respect to the preferred stock as the Board of Directors may determine from time to time; and

      o The adoption of the Bylaws of Hemcure Nevada under the laws of the state of Nevada in the form Exhibit C attached hereto.

Why are we recommending that shareholders approve these proposals?

      The Board of Directors of Hemcure, Inc. (the "Board") believes that the proposed Migratory Merger will be beneficial to Hemcure and its shareholders because it will enhance Hemcure's ability to attract a transaction consistent with its current business plan and purpose.

      Further, the State of Nevada is recognized as a desirable state to do business because it has favorable corporate income tax treatment, nominal annual fees, and stockholders are not public record. For these reasons, the Board believes that it is in the Company's best interest if the Company incorporates in the State of Nevada.

Why are these proposals being submitted at a special meeting instead of an annual meeting?

      Our management and Board of Directors believe that the longer we wait to implement the Migratory Merger we are losing out on potential investment. Per the Bylaws of Hemcure, the Board of Directors has the discretion when to call regular meetings of shareholders. Due to the cost of facilitating such meeting, the Board does not intend to call annual meetings at this time.

Who can attend and vote at the meeting?

      Shareholders of record at the close of business on June 30, 2006 are entitled to attend and vote at the meeting. Each share of our common stock is entitled to one vote on all matters to be voted on at the meeting, and can be voted only if the record owner is present to vote or is represented by proxy. The proxy card provided with this proxy statement indicates the number of shares of common stock that you own and are entitled to vote at the meeting.

What constitutes a quorum at the meeting?

      The presence at the meeting, in person or represented by proxy, of the holders of a majority of the common stock outstanding on June 30, 2006, the record date, will constitute a quorum for purposes of the meeting. On the record date, 9,862,252 shares of common stock were outstanding. For purposes of determining whether a quorum exists, proxies received but marked "abstain" and so-called "broker non-votes" (described below) will be counted as present.

How do I vote by proxy?

      If you properly fill in your proxy card and we receive it in time to vote at the meeting, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. No postage is required if your proxy card is mailed in the United States in the return envelope that has been enclosed with this proxy statement.

      If you sign, date and return the proxy card but do not specify how your shares are to be voted, then your proxy will vote your shares FOR approval of the proposed Agreement and Plan of Merger described in this proxy statement.

How do I vote if my shares are held by my broker?

      If your shares are held by your broker you will need to instruct your broker concerning how to vote your shares in the manner provided by your broker. If you wish to vote them in person at the meeting, you must obtain from your broker a properly executed legal proxy, identifying you as a shareholder of the Company, authorizing you to act on behalf of the broker at the meeting and specifying the number of shares with respect to which the authorization is granted.

Can I change my vote after I return my proxy card?

      The vote of a proxy is final, binding, and not subject to challenge. Once your vote is cast, it cannot be changed.

How are votes counted?

      The approval of the proposed Agreement and Plan of Merger, and thus the resulting Migratory Merger, requires the favorable vote of a majority of the votes cast on the matter. Abstentions and broker non-votes, which are described above, will have no effect on the outcome of voting on these matters.

How is the Company soliciting proxies?

We bear the cost of preparing, assembling and mailing the proxy material relating to the solicitation of proxies by the Board of Directors for the meeting.

              PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF MERGER
                             (THE MIGRATORY MERGER)

Background and Purpose

      Since the termination of its operating business, the business plan of Hemcure, Inc., a Minnesota corporation ("Hemcure"), has consisted of exploring potential targets for a business combination with Hemcure through a business combination through a purchase of assets, share purchase or exchange, merger or similar type of transaction. In order to facilitate such a transaction, the Board of Directors believes that, among other things, Hemcure should reincorporate in the State of Nevada by merger with and into a Nevada corporation with the same name ("Hemcure Nevada") which Hemcure formed for such purpose (the "Migratory Merger") pursuant to the adoption by the shareholders of Hemcure of the Agreement and Plan of Merger (the "Reincorporation Merger Agreement").

      The Board believes that that Migratory Merger would make Hemcure more attractive for a potential business combination and therefore be in the best interest of Hemcure's shareholders and Hemcure. The Migratory Merger will become effective upon filing of the Merger Certificates (as described below), which filings are expected to occur as promptly as practicable after the requisite stockholder approval is obtained of the Agreement and Plan of Merger (and thus the Migratory Merger) (the "Effective Date"). The Board reserves the right to elect not to proceed, and abandon, the Migratory Merger if it determines, in its sole discretion, that this proposal is not in the best interest of Hemcure's shareholders.

Reasons for Reincorporation in Nevada

      The Board believes that the Migratory Merger will benefit Hemcure and its stockholders giving Hemcure more flexibility and simplicity in various corporate transactions and reduce costs of doing business. The State of Nevada is recognized as a desirable state to do business because it has favorable corporate income tax treatment, nominal annual fees, and stockholders are not public record. Further, Nevada provides a recognized body of corporate law that will facilitate corporate governance by our officers and directors. For these reasons, the Board of Directors believes that it is in Hemcure's best interest if Hemcure reincorporates in the State of Nevada.

Principal Features of Proposed Migratory Merger

      The Migratory Merger will be effected by merging Hemcure with and into a newly formed Nevada corporation, Hemcure Nevada. Hemcure Nevada has not engaged in any activities except in connection with the Migratory Merger. This Proxy Statement summarizes the material terms of the proposed Migratory Merger, as well as the Reincorporation Merger Agreement, Certificate of Incorporation of Hemcure Nevada and Bylaws of Hemcure Nevada. The full texts of the Reincorporation Merger Agreement, the Articles of Incorporation, and Bylaws are attached as Exhibits A, B, and C, respectively. Upon the Effective Date, Hemcure will be merged with and into Hemcure Nevada. We will then be subject to Nevada General Corporation Law and the Articles of Incorporation and Bylaws of the Nevada entity will replace our current Articles of Incorporation and Bylaws of Hemcure. These changes may alter the rights of our stockholders.

Conversion Ratio

      The issued and outstanding shares of Hemcure common stock, with a par value of $.01 per share (the "Common Stock") will automatically convert into the right to receive shares of common stock, par value $.01 per share, of Hemcure Nevada (the "Hemcure Nevada Common Stock") at a ratio of seventeen and one-half (17.5) shares of Common Stock for one (1) share of Hemcure Nevada Common Stock (the "Conversion Ratio"). The number of shares issued and outstanding will be reduced from 9,862,252 to approximately 563,557.25 issued and outstanding.

Following the Effective Date, any and all issued and outstanding options, warrants, or other rights to acquire any Common Stock will be converted into an option, warrant or other right, as the case may be, to purchase shares of Hemcure Nevada Common Stock on the same terms, at the same Conversion Ratio as Common Stock are converted into Hemcure Nevada Common Stock, and at a price equal to seventeen and one-half (17.5) times the current exercise price.

Our Board believes it is in the best interest of Hemcure's stockholders and Hemcure to effect such Conversion Ratio as part of the Migratory Merger. The current number of our issued and outstanding shares of common stock is not sufficient to enable us to respond to potential business and financing opportunities and pursue important objectives that may present themselves. Accordingly, our Board believes it is in our best interests to effectuate this ratio as part of the Migratory Merger.

Capital Structure

The Company will adopt the capital structure of Hemcure Nevada, which includes total authorized capital stock of 120,000,000 shares of authorized capital stock, consisting of 100,000,000shares of common stock, par value $.01 per share, and 20,000,000 shares of "blank check" preferred stock, par value $.01 per share, with the right conferred upon the Board to set the dividend, voting, conversion, liquidation, and other rights as well as the qualifications, limitations, and restrictions, with respect to the preferred stock as the Board may determine from time to time.

In addition, the Migratory Merger may increase the number of stockholders who own odd lots (less than 100 shares). Shareholders who own odd lots typically may experience an increase in the cost of selling their shares and may have greater difficulty in effecting sales.

Effective Date of Migratory Merger

      The Migratory Merger will become effective upon the filing of the requisite merger documents in Nevada and Minnesota, which filings are expected to occur as promptly as practicable after the requisite stockholder approval is obtained of the Reincorporation Merger Agreement (and thus the Migratory
Merger). As a result of the Migratory Merger, we will cease our corporate existence in the state of Minnesota. Beginning on the Effective Date, each stock certificate representing Common Stock pre-Reincorporation Merger, subject to the Conversion Ratio, will be deemed for all corporate purposes to evidence ownership of shares of common stock of Hemcure Nevada ("Hemcure Nevada Common Stock").

No Change in Business, Management, Board Members, Assets or Liabilities

      Upon completion of the Migratory Merger, the daily business operations of the company will continue as they are presently conducted. The individuals who will serve as executive officers of the Company following the Migratory Merger are those who currently serve as executive officers of the Company. The Migratory Merger will not effect a change in the Company's name. The name will remain "Hemcure, Inc." Our daily business operations will continue at our principal executive offices at 730 West Randolph, 6th Floor, Chicago, Illinois 60661.

Certain Risk Factors Associated With Migratory Merger

THERE CAN BE NO ASSURANCE THAT IF THE MIGRATORY MERGER IS EFFECTED, THE RESULTING COMPANY WILL ATTRACT ANY, OR SATISFY POTENTIAL ACQUISITION, TARGETS AND THERE IS NO GUARANTEE THAT ANY TRANSACTION WILL BE EFFECTED.

THERE CAN BE NO ASSURANCE THAT THE TOTAL MARKET CAPITALIZATION OF THE HEMCURE NEVADA COMMON STOCK, AS DEFINED BELOW (THE AGGREGATE VALUE OF ALL ISSUED AND OUTSTANDING HEMCURE NEVADA COMMON STOCK AT THE THEN MARKET PRICE), WILL BE EQUAL TO OR GREATER THAN THE TOTAL MARKET CAPITALIZATION OF HEMCURE BEFORE THE MIGRATORY MERGER OR THAT THE PER SHARE MARKET PRICE OF THE HEMCURE NEVADA COMMON STOCK WILL INCREASE IN PROPORTION TO THE REDUCTION IN THE NUMBER OF SHARES OUTSTANDING AFTER THE MIGRATORY MERGER.

IF CONVERSION OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF HEMCURE'S COMMON STOCK INTO HEMCURE NEVADA COMMON STOCK IS EFFECTED AT THE CONVERSION RATIO, AS DEFINED BELOW, THE RESULTING PER-SHARE STOCK PRICE MAY NOT ATTRACT OR SATISFY POTENTIAL ACQUISITION TARGETS AND THERE IS NO GUARANTEE THAT ANY TRANSACTION WILL BE EFFECTED.

A DECLINE IN THE MARKET PRICE OF THE HEMCURE NEVADA COMMON STOCK MAY RESULT IN A GREATER PERCENTAGE DECLINE THAN WOULD OCCUR IN THE ABSENCE OF THE CONVERSION OF HEMCURE COMMON STOCK AT THE CONVERSION RATIO, AND THE LIQUIDITY OF HEMCURE NEVADA COMMON STOCK COULD BE ADVERSELY AFFECTED FOLLOWING SUCH CONVERSION.

Impact of Migratory Merger

General

      Your proportionate ownership interest will not be affected by the Migratory Merger.

IF VOTED FOR, THE MIGRATORY MERGER WILL AFFECT ALL OF COMPANY'S STOCKHOLDERS UNIFORMLY AND WILL NOT AFFECT ANY STOCKHOLDER'S PERCENTAGE OWNERSHIP INTERESTS IN COMPANY OR PROPORTIONATE VOTING POWER.

Fractional Shareholders

You will not receive fractional shares of Hemcure Nevada Common Stock in connection with the Migratory Merger. All Hemcure Nevada Common Stock ownership will be rounded to the nearest full share.

Registered and Beneficial Stockholders

Upon effecting the Migratory Merger, we intend to treat stockholders holding Hemcure Nevada Common Stock in "street name", through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. If you hold your shares with a bank, broker or nominee and if you have questions in this regard, we encourage you to contact your nominee.

Effect on Registered and Beneficial Shareholders

Some of our registered shareholders hold all their shares in certificate form. If any of your shares are held in certificate form, you will receive a letter of transmittal from our transfer agent, Computershare Trust Company, Inc. as soon as practicable after the Effective Date. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing the shares of Common Stock owned by you to the transfer agent. Upon receipt of your certificate, subject to the aforementioned Conversion Ratio of seventeen and one-half (17.5) shares of Common Stock for one (1) share of Hemcure Nevada Common Stock, you will be issued a new stock certificate for shares of Hemcure Nevada Common Stock.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Significant Changes Caused by the Migratory Merger

Change in Authorized Capital

      On the Effective Date, Hemcure will adopt the capital structure of Hemcure Nevada which includes total authorized capital stock of 120,000,000 shares, consisting of 100,000,000 shares of common stock, par value $.01 per share, and 20,000,000 shares of preferred stock, par value $.01 per share, with the right conferred upon the Board to set the dividend, voting, conversion, liquidation and other rights, as well as the qualifications, limitations or restrictions thereof, as shall be stated in the resolutions adopted by Hemcure Nevada's Board of Directors providing for the issuance of such Preferred Stock or series thereof. A draft of the Articles of Incorporation of Hemcure Nevada is attached hereto as Exhibit B. On the record date of this Proxy Statement, Hemcure had 800,000,000 shares of authorized Common Stock of which 9,862,252 shares are issued and outstanding. After the Effective Date, and despite the decrease in the number of authorized shares, the number of authorized shares that are not issued or outstanding would increase due to the reduction in the number of shares of stock issued and outstanding due to the conversion of Common Stock into shares of Hemcure Nevada Common Stock at the Conversion Ratio. Authorized but unissued shares of Hemcure Nevada will be available for issuance, and Hemcure Nevada may issue such shares in the future. If Hemcure Nevada issues additional shares, the ownership interest of Hemcure Nevada's stockholders will be diluted.

      Further, the authorized shares of common stock in excess of those issued or reserved for issuance and the newly authorized shares of preferred stock, will be available for issuance at such times and for such corporate purposes as our Board of Directors may deem advisable without further action by our stockholders, except as may be required by applicable laws or the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded. This issuance could result in a significant dilution of the voting rights and the stockholders' equity of then-existing stockholders. The holders of the Company's common stock have no preemptive right to purchase any of the additional shares of common stock when issued.

Change in Charter and By-Laws

      We are incorporated under the laws of the State of Minnesota and Hemcure Nevada is incorporated under the laws of the State of Nevada. The Company's corporate affairs are currently governed by Minnesota corporate law and our Articles of Incorporation and By-laws, which were created pursuant to Minnesota law. On the Effective Date, issues of corporate governance and control will be controlled by Nevada law and Hemcure Nevada's Articles of Incorporation and Bylaws, which were created under Nevada law.

There are certain significant differences between Minnesota corporate law and Nevada corporate law. Stockholders should refer to the Nevada General Corporation Law and the Minnesota Business Corporation Act to understand how these laws apply to Hemcure Nevada and our company, respectively. For example, Nevada law provides that, unless the articles/certificate of incorporation provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing. Minnesota law requires an action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting by written action signed, or consented to by authenticated electronic communication, by all of the shareholders entitled to vote on that action.

Potential Anti-Takeover Effect

The increase in the number of authorized shares available for issuance and the Preferred Stock, could adversely affect the ability of third parties to takeover or effect a change in control of Hemcure Nevada by, for example, permitting issuances that would dilute the stock ownership of a person seeking to effect change in the composition of the Hemcure Nevada's Board of Directors or contemplating a tender offer or other transaction for the combination of Hemcure Nevada with another company. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, neither the adoption of the Conversion Ratio or the Preferred Stock is in response to any effort of which Hemcure is aware to accumulate its shares or shares of Hemcure Nevada or obtain control of Hemcure or Hemcure Nevada, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders.

Accounting Matters

The Migratory Merger will have no affect on the par value of Common Stock. As a result, as of the Effective Date, the stated capital attributable to Hemcure Nevada Common Stock on the balance sheet as compared to Common Stock will be lowered in proportion to the Conversion Ratio, and the additional paid-in capital attributable to Hemcure Nevada Common Stock on the balance sheet as compared to Common Stock will be increased by the amount by which the stated capital is reduced. The per-share net income or loss and net book value of Common Stock will be restated because there will be fewer shares of Hemcure Nevada Common Stock outstanding.

Procedure for Effecting the Migratory Merger

As soon as practicable after the requisite shareholder approval of the Reincorporation Merger Agreement and (thus the Migratory Merger), Hemcure will promptly cause Articles of Merger to be filed with the Secretary of State of Minnesota and Articles of Merger to be filed with the Secretary of State of Nevada (collectively both are "Merger Certificates"). The Migratory Merger will become effective on the date of filing of the Merger Certificates or on such later date as determined by the Board, which is referred to as the "Effective Date." Beginning on the Effective Date, each stock certificate representing Common Stock, pre-Migratory Merger, subject to the Conversion Ratio, will be deemed for all corporate purposes, to evidence ownership of Hemcure Nevada Common Stock.

Dissenters' Right of Appraisal

      Certain common stockholders of our company not holding registered shares that follow the appropriate procedures are entitled to dissent from the consummation of the Migratory Merger and receive payment of the fair value of their shares under Sections 302A.471 through 302A.473 of the Minnesota Business Corporation Act.

      The following information is intended as a brief summary of the material provisions of the statutory procedures you must follow in order to perfect your appraisal rights. You are urged to read the full text of the Minnesota dissenters' rights statute, which is reprinted in its entirety and attached as Exhibit D to this document. A person having a beneficial interest in shares of our common stock that are held of record in the name of another person, such as a bank, broker or other nominee, must act promptly to cause the record holder to follow the steps summarized below, properly and in a timely manner, if such person wishes to perfect any dissenters' rights such person may have.

      This discussion and Exhibit D should be reviewed carefully by you if you wish to exercise statutory dissenters' rights or wish to preserve the right to do so, because failure to strictly comply with any of the procedural requirements of the Minnesota dissenters' rights statute may result in a termination or waiver of dissenters' rights under the Minnesota dissenters' rights statute.

      Under the Minnesota dissenters' rights statute, you have the right to dissent from the reincorporation and demand payment of the fair value of your shares of common stock. If you elect to dissent, you must file with us a written notice of dissent stating that you intend to demand payment for your shares of common stock if the reincorporation is consummated. Such written notice of dissent must be filed with us no later than August 17, 2006. If you fail to comply with this notice requirement, you will not be entitled to dissenters' rights. The "fair value" of the shares as used in the Minnesota dissenters' rights statute is the value of the shares immediately before the effectuation of the proposed reincorporation, including any appreciation or depreciation in anticipation of the reincorporation unless exclusion would be inequitable.

      After the proposed action of reincorporation has been approved, we will give written notice of the effective time of the reincorporation by certified mail to each stockholder who filed a written notice of dissent. The notice will also state where demand for payment must be sent and where share certificates shall be deposited, among other information. Within the thirty (30) days following the date notice is delivered, the dissenting stockholder must make a written demand on us for payment of the fair value of his or her shares and deposit his or her share certificates in accordance with the notice.

      After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, we will pay to each dissenter who complied with the required procedures, the amount we estimate to be the fair value of the dissenters' shares, plus accrued interest. Additionally, we will mail to each dissenting stockholder a closing balance sheet and statement of income for a fiscal year not more than 16 months before the effective dates of the corporate action, together with the latest available interim financial statements, a statement as to how fair value was calculated, a statement as to how interest was calculated, a statement of the dissenters' right to demand payment of fair value under Minnesota law, and a copy of the relevant provisions of Minnesota law.

      A dissenting stockholder, within thirty (30) days following receipt of payment for the shares, may send us a notice containing such stockholder's own estimate of fair value and accrued interest, and demand payment for that amount less the amount received pursuant to our payment of fair value to such stockholder.

      If a demand for payment remains unsettled, we will petition the court to determine fair value and accrued interest. If we fail to commence an action within sixty (60) days following the receipt of the stockholder's demand, we will pay to the stockholder the amount demanded by the stockholder in the stockholder's notice containing the stockholder's estimate of fair value and accrued interest.

      If you wish to seek dissenters' rights, you are urged to review the applicable Minnesota statutes attached to this Proxy Statement as Exhibit D.

Miscellaneous

      We will pay all of the costs of reincorporation in Nevada, including the costs of preparing and distributing this Proxy Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation.

Certain Federal Income Tax Consequences of the Reincorporation

      The following is a discussion of certain federal income tax consequences to holders of our common stock who receive shares of Hemcure Nevada Common Stock in exchange for their Hemcure Common Stock (i.e. the Conversion Ratio) as a result of the Migratory Merger. The discussion is based on the Internal Revenue Code of 1986, as amended ("Code"), and laws, regulations, rulings and decisions in effect as of the date of this Information Statement, all of which are subject to change, possibly with retroactive effect, and to differing interpretations. No state, local or foreign tax consequences are addressed herein.

      This discussion is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a stockholder. In view of the varying nature of such tax consequences, stockholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Migratory Merger, including the applicability of federal, state, local or foreign tax laws.

      We believe that, for federal income tax purposes, no gain or loss will be recognized by our Company, Hemcure Nevada or our stockholders who receive Hemcure Nevada Common Stock for their shares of our common stock in connection with the Conversion Ratio. The adjusted tax basis of each whole share of Hemcure Nevada Common Stock received by a stockholder of our Company as a result of the Conversion Ratio will be the same as the stockholder's aggregate adjusted tax basis in the shares of our common stock converted into such shares of Hemcure Nevada's Common Stock. A stockholder who holds our common stock will include in his holding period for the Hemcure Nevada Common Stock that he receives as a result of the reincorporation, his holding period for our common stock.

      Because of the complexity of the capital gains and loss provisions of the Code and the uniqueness of each individual's capital gain or loss situation, stockholders contemplating exercising statutory dissenters' rights should consult their own tax advisors regarding the federal income tax consequences of exercising such rights. Additionally, state, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above. Further, our view regarding the tax consequences of the Conversion Ratio is not binding on the Internal Revenue Service or the courts. ACCORDINGLY, STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE CONSEQUENCES TO THEM OF THE CONVERSION OF COMMON STOCK AT THE CONVERSION RATIO UNDER ALL APPLICABLE TAX LAWS.

VOTING SECURITIES

Who owns more than 5% of our stock?

      On June 30, 2006, there were 9,862,252 shares of our common stock issued and outstanding. On that date, to our knowledge there were two shareholders who owned beneficially more than 5% of our common stock. The table below contains information, as of that date (except as noted below), regarding the beneficial ownership of these persons or entities. Unless otherwise indicated, we believe that each of the persons or entities listed below has sole voting and investment power with respect to all the shares of common stock indicated.

                                                         Number of
                                                         Shares          Percent
                                                         Beneficially    of
Name and Address of Beneficial Own                       Owned           Class
Synergy Business Consulting
730 West Randolph, Suite 600
Chicago, IL 60661                                         7,218,750        3.19
--------------------------------------------------------------------------------
John D. Ferris                                              601,000        6.09%

Bartly J. Loethen is the owner of Synergy Business Consulting, and as such is the beneficial owner of 7,218,750 shares of common stock with shared voting and investment power of such. A Form 3 was filed on 5/30/06 giving notice of Synergy Business Consulting, LLC's acquisition 7,218,750 shares of common stock. A
Schedule 13D was filed on 6/2/06 to give notice of the means of acquisition of those shares. Mr. Loethen also filed a Form 3 and Schedule 13D regarding his beneficial ownership of such shares on approximately the same dates referenced above.

How much stock do the Company's directors and executive officers own?

      The following information is furnished as of June 30, 2006, with respect to common stock beneficially owned by: (1) our directors (including our chief executive officer); (2) our four most highly compensated executive officers other than the chief executive officer; and (3) all directors and executive officers as a group. Information relating to the beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using "beneficial ownership" concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities, as to which he or she may not have any pecuniary beneficial interest.

                                                         Number of
                                                         Shares         Percent
                                                         Beneficially   of
Name and Address of Beneficial Owne                      Owned          Class(1)
 Bartly J. Loethen                                       7,218,750         3.19
--------------------------------------------------------------------------------
All directors and executive officers                     7,218,750        73.19%
   as a group (1 person)

Bartly J. Loethen beneficially owns 7,218,750 shares of common stock as he is the owner of Synergy Business Consulting and he shares voting and investment power with Synergy Business Consulting, LLC. Synergy Business Consulting is located at 730 W. Randolph, Suite 600, Chicago, IL. 60661.

What is the amount and nature of beneficial ownership following the Migratory Merger?

                                                Amount and Nature of Beneficial Ownership
--------------------------------------------- ---------------- -------------------------------- -------------
Name and Address of                           Pre-Migratory    Post-Migratory Merger            Percent
Beneficial Owner                              Merger
--------------------------------------------- ---------------- -------------------------------- -------------
Synergy Business  Consulting, LLC (1)         7,218,750        412,500                          73.19%
730 W. Randolph,
Suite 600
Chicago, IL 60661
--------------------------------------------- ---------------- -------------------------------- -------------
John D. Ferris                                601,000          34,343                           6.09%
--------------------------------------------- ---------------- -------------------------------- -------------
Total                                         7,819,750        446,843                          79.28%
--------------------------------------------- ---------------- -------------------------------- -------------

(1) Bartly J. Loethen beneficially owns 7,218,750 shares of common stock as he is the owner of Synergy Business Consulting and he shares voting and investment power with Synergy Business Consulting, LLC.

INTEREST OF CERTAIN PERSONS IN OR IN OPPOSITION TO MATTERS TO BE ACTED UPON.

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Migratory Merger proposal which is not shared by all other holders of Common Stock. See "Voting Securities And Principal Holders Thereof."

FUTURE SHAREHOLDER PROPOSALS

You may request inclusion in the Hemcure's proxy statement for shareholder meetings certain proposals for action which you intend to introduce at such meeting. Shareholder proposals must be presented at a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. Hemcure is not required to hold regular meetings of shareholders and in order to minimize its costs, does not intend to hold meetings of the shareholders unless so required by applicable law, regulatory policy, or if otherwise deemed advisable by the Hemcure's management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

OTHER MATTERS

      No other business may be presented at the meeting.

IF YOU HAVE ANY QUESTIONS REGARDING THIS PROXY STATEMENT, PLEASE CONTACT:

Kristen A. Streeter

730 West Randolph, Suite 600

Chicago, IL 60661

(312) 454-0015

                                          By the Order of the Board of Directors

                                          Bartly J. Loethen

                                          President and Chief Executive Officer

Chicago, Illinois
August 3, 2006

Exhibit A

                          AGREEMENT AND PLAN OF MERGER

      This AGREEMENT AND PLAN OF MERGER (hereinafter called this "Agreement"), dated as of August __, 2006, is entered into between Hemcure, Inc., a Nevada corporation (the "Hemcure Nevada") and Hemcure, Inc., a Minnesota corporation (the "Company").

                                    RECITALS

      WHEREAS, the board of directors of each of Hemcure Nevada and the Company deems it advisable, upon the terms and subject to the conditions herein stated, that the Company be merged with and into Hemcure Nevada, and that Hemcure Nevada be the surviving corporation (the "Reincorporation Merger"); and WHEREAS, the Company will submit this Agreement for approval by separate vote of the holders of shares of common stock, $0.01 par value, of the Company ("common stock") at a special meeting.

      NOW, THEREFORE, in consideration of the premises and of the agreements of the parties hereto contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                   THE REINCORPORATION MERGER; EFFECTIVE TIME

      1.1. The Reincorporation Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2), the Company shall be merged with and into Hemcure Nevada, whereupon the separate existence of the Company shall cease. Hemcure Nevada shall be the surviving corporation (sometimes hereinafter referred to as the "Surviving Corporation") in the Reincorporation Merger and shall continue to be governed by the laws of the State of Nevada. The Reincorporation Merger shall have the effects specified in the Minnesota Business Corporation Act of the State of Minnesota as amended (the "MBCA") and in the Nevada Revised Statutes as amended (the "NRS") and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.

      1.2. Effective Time. Provided that the condition set forth in Section 5.1 has been fulfilled or waived in accordance with this Agreement and that this Agreement has not been terminated or abandoned pursuant to Section 6.1, on the date of the closing of the Reincorporation Merger, the Company and Hemcure Nevada shall cause Articles of Merger to be executed and filed with the Secretary of State of Nevada (the "Nevada Articles of Merger") and a Articles of Merger to be executed and filed with the Secretary of State of Minnesota (the "Minnesota Articles of Merger"). The Reincorporation Merger shall become effective upon the date and time specified in the Nevada Articles of Merger and the Minnesota Articles of Merger (the "Effective Time").

                                   ARTICLE II

                 CHARTER AND BYLAWS OF THE SURVIVING CORPORATION

      2.1. The Certificate of Incorporation. The certificate of incorporation of Hemcure Nevada in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

      2.2. The Bylaws. The bylaws of Hemcure Nevada in effect at the Effective Time shall be the bylaws of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

                                   ARTICLE III

               OFFICERS AND DIRECTORS OF THE SURVIVING CORPORATION

      3.1. Officers. The officers of the Company at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

      3.2. Directors. The directors of the Company at the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

                                   ARTICLE IV

                        EFFECT OF MERGER ON CAPITAL STOCK

      4.1. Effect of Merger on Capital Stock. At the Effective Time, as a result of the Reincorporation Merger and without any action on the part of the Company, Hemcure Nevada or the shareholders of the Company:

            (a) Each share of common stock (other than shares ("Dissenting Shares") that are owned by shareholders ("Dissenting Shareholders") exercising dissenters' rights pursuant to Sections 302A.471 through 302A.473 of the MBCA), issued and outstanding immediately prior to the Effective Time shall be converted at a ratio of seventeen and one-half (17.5) shares of common stock, par value $.01, for one (1) share of Hemcure Nevada Common Stock, par value $.01, ("Nevada Common Stock"), with the same rights, powers and privileges as the shares so converted and all shares of common stock shall be cancelled and retired and shall cease to exist. No fractional shares will be issued and all Nevada Common Stock ownership will be rounded to the nearest full share.

            (b) Each option, warrant or other security of the Company issued and outstanding immediately prior to the Effective Time shall be (i) converted into and shall be an identical security of Hemcure Nevada at the ratio of seventeen and one-half (17.5) shares of common stock for one (1) share of Nevada Common Stock and (ii) in the case of securities to acquire common stock, converted into the right to acquire shares of Nevada Common Stock on the same terms and at the same ratio as the common stock of the Company are converted into Nevada Common Stock, and at a price equal to seventeen and one-half (17.5) times the current exercise price. The same number of shares of Nevada common stock shall be reserved for purposes of the exercise of such options, warrants or other securities as is equal to the number of shares of the common stock so reserved as of the Effective Time.

            (d) Each share of Nevada common stock owned by the Company shall no longer be outstanding and shall be cancelled and retired and shall cease to exist.

      4.2. Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of common stock (other than Dissenting Shares), options, warrants or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent the shares of the respective Nevada common stock, options, warrants or other securities of Hemcure Nevada, as the case may be, into which the shares of common stock, options, warrants or other securities of the Company represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Nevada common stock, options, warrants or other securities of Hemcure Nevada, as the case may be, evidenced by such outstanding certificate, as above provided.

      Further, as soon as practicable after the Effective Date, Computershare Trust Company, Inc. will send shareholders, who hold all of their shares in certificate form, a letter of transmittal. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing the shares of common stock of the Company owned by you to the transfer agent. Upon receipt of such shareholder's certificate, subject to the aforementioned ratio of seventeen and one-half (17.5) shares of common stock of the Company for one
(1) share of Nevada Common Stock, such shareholder will be issued a new stock certificate for shares of Nevada Common Stock.

      4.3 Dissenters' Rights. No Dissenting Shareholder shall be entitled to shares of Nevada common stock under this Article IV unless and until the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holder's right to dissent from the Reincorporation Merger under the MBCA, and any Dissenting Shareholder shall be entitled to receive only the payment provided by Sections 302A.471 through 302A.473 with respect to Dissenting Shares owned by such Dissenting Shareholder. If any person or entity who otherwise would be deemed a Dissenting Shareholder shall have failed to properly perfect or shall have effectively withdrawn or lost the right to dissent with respect to any shares which would be Dissenting Shares but for that failure to perfect or withdrawal or loss of the right to dissent, such Dissenting Shares shall thereupon be treated as though such Dissenting Shares had been converted into shares of Nevada common stock pursuant to Section 4.1 hereof.

                                    ARTICLE V

                                    CONDITION

      5.1. Condition to Each Party's Obligation to Effect the Reincorporation Merger. The respective obligation of each party hereto to effect the Reincorporation Merger is subject to receipt prior to the Effective Time of the requisite approval of this Agreement and the transactions contemplated hereby by the holders of common stock pursuant to the MBCA and the Articles of Incorporation of the Company.

                                   ARTICLE VI

                                   TERMINATION

      6.1.   Termination.   This   Agreement   may  be   terminated,   and   the
Reincorporation Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the shareholders of the Company, if the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of the Company and its shareholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or Hemcure Nevada or any of their respective shareholders, directors or officers.

                                   ARTICLE VII

                            MISCELLANEOUS AND GENERAL

      7.1. Modification or Amendment. Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the approval of this Agreement by the holders of common stock shall not (i) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such corporation, (ii) alter or change any provision of the certificate of incorporation of the Surviving Corporation to be effected by the Reincorporation Merger, or (iii) alter or change any of the terms or conditions of this Agreement it such alteration or change would adversely affect the holders of any class or series of capital stock of any of the parties hereto.

      7.2. Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

      7.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF NEVADA WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

      7.4. Entire Agreement. This Agreement constitutes the entire agreement and supercedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

      7.5. No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

      7.6. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

      7.7. Headings. The headings therein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.


IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.


                                         Hemcure, Inc.
                                         a Nevada corporation

                                         By
                                            ------------------------------------
                                            Name: Bartly J. Loethen,
                                            Title: Chief Executive Officer


                                         Hemcure, Inc.
                                         a Minnesota corporation


                                         By
                                            ------------------------------------
                                            Name: Bartly J. Loethen
                                            Title: Chief Executive Officer

                            ARTICLES OF INCORPORATION
                                       OF
                                  HEMCURE INC.
                           KNOW ALL BY THESE PRESENTS:

That the undersigned, desiring to be incorporated as a Corporation in accordance with the laws of the State of Nevada, hereby certifies and adopts the following Articles of Incorporation, the terms whereof have been agreed upon to be equally obligatory upon the party signing this instrument and all others who may from time to time hereafter become members of this Corporation and who may hold stock therein.

                                    ARTICLE I
The name of the Corporation is: HEMCURE INC.

                                   ARTICLE II
The name and address of the registered agent ot 0 0 f the Corporation in the State of Nevada is:

National Registered Agents, Inc.
1000 East William, Suite 204
Carson City, NV 89701

Principal and branch offices may hereinafter be established at such place or places, either within or without the State of Nevada as may from time to time be determined by the Board of Directors.

                                   ARTICLE III
The nature and purpose of this business shall be to conduct any lawful activity as governed by the laws of the State of Nevada.

                                   ARTICLE IV
The authorized capital stock of this Corporation is 120,000,000 shares of capital stock, consisting of 100,000,000 shares of common stock with full voting rights and with a par value of $0.01 per share, and 20,000,000 shares of preferred stock, with a par value of $.01 per share (the "Preferred Stock"). The Preferred Stock may be issued from time to time in one or more participating, optional, or other special rights and qualifications, limitations or restrictions thereof, as shall be stated in the resolutions adopted by Hemcure Nevada's Board of Directors providing for the issuance of such Preferred Stock or series thereof,

The Preferred Stock may be issued from time to time in one or more series with such designations, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof, as shall be stated in the resolutions adopted by the Corporation's Board of Directors (the "Board") providing for the issuance of such Preferred Stock or series thereof; and the Board is hereby vested with authority to fix such designations, preferences and relative participating, optional or other special rights or qualifications, limitations, or restrictions for each series, including, but not by way of limitation, the power to fix the redemption and liquidation preferences, the rate of dividends payable and the time for and the priority of payment thereof and to determine whether such dividends shall be cumulative or not and to provide for and fix the terms of conversion of such Preferred Stock or any series thereof into Common Stock of the Corporation and fix the voting Power, if any, of shares of Preferred Stock or any series thereof.

Pursuant to NRS 78.385 and NRS 78.390, and any successor statutory provisions, the Board of Directors is authorized to adopt a resolution to increase, decrease, add, remove or otherwise alter any current or additional classes or series of this Corporation's capital stock by a board resolution amending these Articles, in the Board of Directors' sole discretion for increases or decreases of any class or series of authorized stock where applicable pursuant to NRS
78.207 and any successor statutory provision, or otherwise subject to the approval of the holders of at least a majority of shares having voting rights, either in a special meeting or the next annual meeting of shareholders. Notwithstanding the foregoing, where any shares of any class or series would be materially and adversely affected by such change, shareholder approval by the holders of at least a majority of such adversely affected shares must also be obtained before filing an amendment with the Office of the Secretary of State of Nevada. The capital stock of this Corporation shall be non-assessable and shall not be subject to assessment to pay the debts of the Corporation.

                                    ARTICLE V
Members of the governing Board shall be known and styled as "Directors" and the number thereof shall be one (1) and may be increased or decreased from time to time pursuant to the Bylaws. The name and address of the first Board of Directors is as follows:
                                Bartly J. Loethen
                           730 W. Randolph, suite 600
                                Chicago, Illinois
                                      60661

The number of members of the Board of Directors shall not be less than one (1) or more than nine (9). The officers of the Corporation shall be a President, Secretary and Treasurer. The Corporation may have such additional officers as may be determined from time to time in accordance with the Bylaws. The officers shall have the powers, perform the duties, and be appointed as may be determined in accordance with the Bylaws and laws of the State of Nevada. Any person may hold two (2) or more offices in this Corporation.

                                   ARTICLE VI
The Corporation shall have perpetual succession by its corporate name and shall have all the powers herein enumerated or implied herefrom and the powers now provided or which may hereafter be provided by law for corporations in the State of Nevada.

                                   ARTICLE VII
No stockholder shall be liable for the debts of the Corporation beyond the amount that may be due or unpaid upon any share or shares of stock of this Corporation owned by that person.

                                  ARTICLE VIII
Each shareholder entitled to vote at any election for directors shall have the right to vote, in person or by proxy, the number of shares owned by such shareholder for each director to be elected. Shareholders shall not be entitled to cumulative voting rights.

                                   ARTICLE IX
The Directors shall have the powers to make and alter the Bylaws of the Corporation. Bylaws made by the Board of Directors under the powers so conferred may be altered, amended, or repealed by the Board of Directors or by the stockholders at any meeting called and held for that purpose.

                                    ARTICLE X
The Corporation specifically elects not to 7be governed by NRS 78.411 to NRS 78.444, inclusive, and successor statutory provisions.

                                   ARTICLE XI
The Corporation shall indemnify all directors, officers, employees, and agents to the fullest extent permitted by Nevada law as provided within NRS 78.7502 and NRS 78.751 or any other law then in effect or as it may hereafter be amended. The Corporation shall indemnify each present and future director, officer, employee or agent of the Corporation who becomes a party or is threatened to be made a party to any suit or proceeding, whether pending, completed or merely threatened, and whether said suit or proceeding is civil, criminal, administrative, investigative, or otherwise, except an action by or in the right of the Corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including, but not limited to, attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit, proceeding or settlement, provided such person acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

The expenses of directors, officers, employees or agents of the Corporation incurred in defending a civil or criminal action, suit, or proceeding may be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit, or proceeding, if and only if the director, officer, employee or agent undertakes to repay said expenses to the Corporation if it is ultimately determined by a court of competent jurisdiction, after exhaustion of all appeals therefrom, that he is not entitled to be indemnified by the corporation. No indemnification shall be applied, and any advancement of expenses to or on behalf of any director, officer, employee or agent must be returned to the Corporation, if a final adjudication establishes that the person's acts or omissions involved a breach of any fiduciary duties, where applicable, intentional misconduct, fraud or a knowing violation of the law which was material to the cause of action.

                                   ARTICLE XII

The name and address of the incorporator of this Corporation is:

Bartly J. Loethen
730 W. Randolph, Suite 600
Chicago, IL 60661

IN WITNESS WHEREOF, the undersigned incorporator has executed these Articles of Incorporation of HEMCURE INC.

                                                 -------------------------------
                                                 Bartly J. Loethen, incorporator

         Exhibit C
                                    BYLAWS OF
                                  HEMCURE INC.

                               ARTICLE I: OFFICES

1.1 REGISTERED OFFICE The registered office shall be in the City of Carson City, County of Carson City, State of Nevada.

1.2 ADDITIONAL OFFICES.. The corporation may also have offices at such other places both within and without the State of Nevada as the Board of Directors may from time to time determine or the business of the corporation may require.

                       ARTICLE II: SHAREHOLDERS' MEETINGS

2.1 ANNUAL MEETINGS
Regular meetings of the shareholders of this corporation may be held at the discretion of the Board of Directors on an annual or less frequent periodic basis on such date and at such time and place as may be designated by the Board of Directors in the notice of meeting. At regular meetings the shareholders shall elect a Board of Directors and transact such other business as may be appropriate for action by shareholders. If a regular meeting of shareholders has not been held for a period of fifteen (15) months, one or more shareholders entitled to vote may call a regular meeting of shareholders by delivering to the President or Treasurer a written demand for a regular meeting. Within thirty
(30) days after the receipt of such written demand by the President or Treasurer, the Board of Directors shall cause a regular meeting of shareholders to be called and held on notice no later than ninety (90) days after the receipt of written demand, all at the expense of the corporation.

2.2 SPECIAL MEETINGS
Special meetings of the shareholders for any purpose may be called at any time by the President, or by the Board of Directors, or by any two or more members thereof, or by one or more shareholders holding not less than twenty percent (20%) of the voting power of the Corporation. Such meetings shall be held at the principal office of the Corporation or at such other place within or without the State of Nevada as may be designated in the notice of meeting. No business shall be transacted at any special meeting of the shareholders except as is specified in the notice calling for such special meeting.

2.3 NOTICE OF MEETINGS

      2.3.1 Notices of meetings, annual or special, to shareholders entitled to vote shall be given in writing and signed by the President or a Vice-President or the Secretary or the Assistant Secretary, or by any other natural person designated by the Board of Directors.

      2.3.2 Such notices shall be sent to the shareholder's address appearing on the books of the Corporation, or supplied by him to the Corporation for the purpose of notice, not less than ten (10) nor more than sixty (60) days before such meeting. Such notice shall be deemed delivered, and the time of the notice shall begin to run, upon being deposited in the mail.

      2.3.3 Notice of any meeting of shareholders shall specify the place, the day and the hour of the meeting, and in case of a special meeting shall state the purpose(s) for which the meeting is called.

      2.3.4 When a meeting is adjourned to another time, date or place, notice of the adjourned meeting need not be given if announced at the meeting at which the adjournment is given.

      2.3.5 Any shareholder may waive notice of any meeting by a writing signed by him, or his duly authorized attorney, either before or after the meeting.

      2.3.6 No notice is required for matters handled by the consent of the shareholders pursuant to NRS 78.320.

      2.3.7 No notice is required of the annual shareholders meeting, or other notices, if two annual shareholder notices are returned to the corporation undelivered pursuant to NRS 78.370(7).

2.4 CONSENT TO SHAREHOLDER MEETINGS AND ACTION WITHOUT MEETING

      2.4.1 Any meeting is valid wherever held by the written consent of all persons entitled to vote thereat, given either before or after the meeting.

      2.4.2 The transactions of any meeting of shareholders, however called and noticed, shall be valid as though if taken at a meeting duly held after regular call and notice if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the shareholders entitled to vote, not present in person or by proxy, signs a written waiver of notice, or consent to the holding of such meeting, or an approval of the minutes thereof.

      2.4.3 Any action that could be taken by the vote of shareholders at a meeting, may be taken without a meeting if authorized by the written consent of shareholders holding at least a majority of the voting power (NRS 78.320), and any actions at meetings not regularly called shall be effective subject to the ratification and approval provisions of NRS 78.325.

      2.4.4 All such waivers, consents or approvals shall be filed with the corporate records, or made a part of the minutes of the meeting.

2.5 QUORUM
The holders of a majority of the shares entitled to vote thereat, present in person or by proxy, shall constitute a quorum for the transaction of business.

2.6 VOTING RIGHTS
Except as may be otherwise provided in the Corporation's Articles of Incorporation, Bylaws or by the Laws of the State of Nevada, each shareholder shall be entitled to one (1) vote for each share of voting stock registered in his name on the books of the Corporation, and the affirmative vote of a majority of voting shares represented at a meeting and entitled to vote thereat shall be necessary for the adoption of a motion or for the determination of all questions and business which shall come before the meeting.

2.7 PROXIES
Subject to the limitation of NRS 78.355, every person entitled to vote or to execute consents may do so either in person or by proxy executed by the person or by his duly authorized agent.

                       ARTICLE III: DIRECTORS - MANAGEMENT
3.1 POWERS
Subject to the limitation of the Articles of Incorporation, of the Bylaws and of the Laws of the State of Nevada as to action to be authorized or approved by the shareholders, all corporate powers shall be exercised by or under authority of, and the business and affairs of this Corporation shall be controlled by, a Board of at least one (1) Director.

3.2 ELECTION AND TENURE OF OFFICE
The number of directors which shall constitute the whole board shall be one (1). The number of directors may from time to time be increased to not less than one
(1) nor more than seven (7) by action of the Board of Directors. The directors shall be elected at the annual meeting of stockholders and except as provided in
Section 3.3 of this Article, each director elected shall hold office until his successor is elected and qualified. Directors need not be stock holders. A Director need not be a resident of the State of Nevada.

3.3 REMOVAL AND RESIGNATION

3.3.1 Any Director may be removed either with or without cause, as provided by NRS 78.335.

3.3.2 Any Director may resign at any time by giving written notice to the Board of Directors or to the President, or to the Secretary of the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or any later time specified therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

3.4 VACANCIES
Vacancies in the Board of Directors may be filled by a majority of the remaining Directors, though such action by less than a quorum or by a sole remaining Director shall be adequate, and each Director so elected shall hold office until his successor is elected at an annual meeting of shareholders or at a special meeting called for that purpose. The shareholders may at any time elect a Director to fill any vacancy not filled by the directors.

3.5 PLACE OF MEETINGS AND MEETINGS BY TELEPHONE
Meetings of the Board of Directors may be held at any place within or without the State of Nevada that has been designated by the Board of Directors. In the absence of such designation, meetings shall be held at the principal office of the Corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, and all such Directors shall be deemed to be present in person at the meeting, so long as all Directors participating in the meeting can hear one another.

3.6 ANNUAL ORGANIZATIONAL MEETINGS
The  annual  organizational  meetings  of the Board of  Directors  shall be held
immediately   following  the   adjournment   of  the  annual   meetings  of  the
shareholders. No notice of such meetings need be given.

3.7 OTHER REGULAR MEETINGS
There shall be no requirement for the Board of Directors to hold regular meetings, other than the annual organizational meeting.

3.8 SPECIAL MEETINGS - NOTICES

3.8.1 Special meetings of the Board of Directors for any purpose shall be called at any time by the President or if he is absent or unable or refuses to act, by any Vice President or by any two Directors.

3.8.2 Written notice of the time and place of special meetings of the Board of Directors shall be delivered personally to each Director or sent to each Director by mail or other form of written communication at least forty-eight
(48) hours before the meeting. Notice of the time and place of holding an adjourned meeting need not be given to absent Directors if the time and place are fixed at the meeting adjourned.

3.9 CONSENT TO DIRECTORS' MEETINGS AND ACTION WITHOUT MEETING

      3.9.1 Any meeting is valid wherever held by the written consent of all persons entitled to vote thereat, given either before or after the meeting.

      3.9.2 The transactions of any meetings of the Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if all the Directors are present, or if a quorum is present and either before or after the meeting, each of the Directors not present signs a written waiver of notice, a consent to the holding of the meeting, or an approval of the minutes thereof.

      3.9.3 Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, if all members of the Board shall individually or collectively consent in writing to such action. Such action by written consent shall have the same force and effect as a unanimous vote of the Board of Directors.

      3.9.4 All such waivers, consents, or approvals shall be filed with the Corporate records or made part of the minutes of the meeting.

3.10 QUORUM AND VOTING RIGHTS
So long as the Board of Directors is composed of one or two Directors, one of the authorized Directors constitutes a quorum for the transaction of business. If there are three or more Directors, a majority thereof shall constitute a quorum. Except as may be otherwise provided in the Corporation's Articles of Incorporation, Bylaws or by the Laws of the State of Nevada, the affirmative vote of a majority of Directors represented at a meeting and entitled to vote thereat shall be necessary for the adoption of a motion or resolution or for the determination of all questions and business which shall come before the meeting.

3.11 COMPENSATION
Directors may receive such reasonable compensation for their services as Directors and such reimbursement for expenses incurred in attending meetings as may be fixed from time to time by resolution of the Board of Directors. No such payment shall preclude a Director from serving in any other capacity and receiving compensation therefor.

                              ARTICLE IV: OFFICERS

4.1 OFFICERS
The Board of Directors shall appoint a President, a Secretary and a Treasurer. The Board of Directors, in their discretion, may also appoint a Chair of the Board, a Chief Executive Officer, a Chief Financial Officer, one or more Vice Presidents and such other officers and assistant officers as they shall from time to time deem proper. Any two or more offices may be held by the same person. The Board may choose not to fill any of the other officer positions for any period.

4.2 APPOINTMENT AND TERM OF OFFICE
The officers of the corporation shall be appointed by the Board of Directors at the first meeting of the Directors. If the appointment of officers shall not be held at such meeting, such appointment shall be held as soon thereafter as conveniently may be. Each officer shall hold office until a successor shall have been duly appointed and qualified or until the officer's death or until the officer resigns or is removed in the manner hereinafter provided.

4.3 REMOVAL
Any officer or agent appointed by the Board of Directors may be removed by the Board of Directors at any time with or without cause, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

4.4 VACANCIES
A   vacancy   in  any   office   because   of   death,   resignation,   removal,
disqualification, or otherwise, may be filled by the Board of Directors.

4.5 CHAIR OF THE BOARD
The Chair of the Board, if there be such an office, shall, if present, preside at all meetings of the Board of Directors and meetings of the shareholders, and exercise and perform such other powers and duties as may be from time to time assigned to the Chair by the Board of Directors. In the event that there is no Chair of the Board designated or present, the Secretary of the Board of Directors shall preside over the meeting, or if there is no Secretary of the Board of Directors designated or present at the meeting, the Directors present at any meeting of the Board of Directors shall designate a Director of their choosing to serve as temporary chair to preside over the meeting.

4.6 CHIEF EXECUTIVE OFFICER
Subject to the control of the board of directors and such supervisory powers, if any, as may be given by the Board of Directors to another person or persons, the powers and duties of the Chief Executive Officer shall be: To act as the general manager and, subject to the control of the Board of Directors, to have general supervision, direction and control of the business and affairs of the Corporation; To see that all orders and resolutions of the Board of Directors are carried into effect; To maintain records of and, whenever necessary, certify all proceedings of the Board of Directors and the shareholders; and To affix the signature of the Corporation to all deeds, conveyances, mortgages, guarantees, leases, obligations, bonds, certificates and other papers and instruments in writing which have been authorized by the Board of Directors or which, in the judgment of the Chief Executive Officer, should be executed on behalf of the Corporation; to sign certificates for the Corporation's shares; and, subject to the direction of the Board of Directors, to have general charge of the property of the Corporation and to supervise and control all officers, agents and employees of the corporation.

4.7 CHIEF FINANCIAL OFFICER OR TREASURER
Subject to the control of the Board of Directors and such supervisory powers, if any, as may be given by the Board of Directors to another person or persons, the powers and duties of the Chief Financial Officer or Treasurer shall be: To keep accurate financial records for the Corporation; To deposit all money, drafts and checks in the name of and to the credit of the Corporation in the banks and depositories designated by the board of directors; To endorse for deposit all notes, checks, drafts received by the Corporation as ordered by the Board of Directors, making proper vouchers therefore; To disburse corporate funds and issue checks and drafts in the name of the Corporation, as ordered by the Board of Directors; To render to the Chief Executive Officer and the Board of Directors, whenever requested, an account of all transactions by the Chief Financial Officer and the financial condition of the Corporation; and To perform all other duties prescribed by the Board of Directors or the Chief Executive Officer.

4.8 PRESIDENT
Unless otherwise determined by the Board of Directors, the President shall be the Chief Executive Officer of the Corporation. If an officer other than the President is designated as the Chief Executive Officer, the President shall perform such duties as may from time to time be assigned by the Board of Directors. The President shall have the duty to call meetings of the shareholders or Board of Directors, as set forth in Section 3.8.1, above, to be held at such times and, subject to the limitations prescribed by law or by these Bylaws, at such places as the President shall deem proper.

4.9 VICE PRESIDENTS
In the absence of the President or in the event of the President's death, inability or refusal to act, the Vice President (or in the event there shall be more than one Vice President, the Vice Presidents in the order designated at the time of their appointment, or in the absence of any designation then in the order of their appointment) shall perform the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon the President; and shall perform such other duties as from time to time may be assigned to the Vice President by the President or by the Board of Directors. In the event there are no Vice Presidents, the Board of Directors may designate a member of the Board of Directors or another officer of the Corporation to serve in such capacity until a new President is appointed.

4.10 SECRETARY
The Secretary shall: (a) prepare the minutes of the shareholders' and Board of Directors' meetings and keep them in one or more books provided for that purpose; (b) authenticate such records of the Corporation as shall from time to time be required; (c) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (d) be custodian of the corporate records and of the corporate seal, if any, and see that the seal of the Corporation, if any, is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized; (e) keep a register of the post office address of each shareholder; (f) if requested, sign with the President certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (g) have general charge of the stock transfer books of the Corporation; and (h) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to the Secretary by the Chief Executive Officer or the Board of Directors.

4.11 DELEGATION OF AUTHORITY
The Board of Directors may from time to time delegate the powers of any officer to any other officer or agent, notwithstanding any provision hereof, except as may be prohibited by law.

4.12 COMPENSATION
Officers shall be awarded such reasonable compensation for their services and provisions made for their expenses incurred in attending to and promoting the business of the Corporation as may be fixed from time to time by resolution of the Board of Directors.

                              ARTICLE V: COMMITTEES

The Board of Directors may appoint and prescribe the duties of an executive committee and such other committees, as it may from time to time deem appropriate. Such committees shall hold office at the pleasure of the Board.

                  ARTICLE VI: RECORDS AND REPORTS - INSPECTION

6.1 INSPECTION OF BOOKS AND RECORDS
All books and records provided for by Nevada Revised Statutes shall be open to inspection of the directors and shareholders to the extent provided by such statutes. (NRS 78.105).

6.2 CERTIFICATION AND INSPECTION OF BYLAWS
The original or a copy of these Bylaws, as amended or otherwise altered to date, certified by the Secretary, shall be open to inspection by the shareholders of the company in the manner provided by law.

6.3 CHECKS, DRAFTS, ETC.
All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as shall be determined from time to time by resolution of the Board of Directors.

6.4 ANNUAL REPORT
No annual report to shareholders shall be required; but the Board of Directors may cause to be sent to the shareholders annual or other reports in such form as may be deemed appropriate by the Board of Directors.

                        ARTICLE VII: AMENDMENTS TO BYLAWS

New Bylaws may be adopted or these Bylaws may be repealed or amended by a vote or the written assent of either shareholders entitled to exercise a majority of the voting power of the Corporation, or by a majority of the number of Directors authorized to conduct the business of the Corporation.

                          ARTICLE VIII: CORPORATE SEAL

This Corporation shall have the power to adopt and use a common seal or stamp, and to alter the same, at the pleasure of the Board of Directors. The use or nonuse of a seal or stamp, whether or not adopted, shall not be necessary to, nor shall it in any way effect, the legality, validity or enforceability of any corporate action or document (NRS 78.065).

                        ARTICLE IX: CERTIFICATES OF STOCK

9.1 FORM
Certificates for shares shall be of such form and device as the Board of Directors may designate and shall state the name of the record holder of the shares represented thereby, its number; date of issuance; the number of shares for which it is issued; a statement of the rights, privileges, preferences and restrictions, if any; and statement of liens or restrictions upon transfer or voting, if any; and, if the shares be assessable, or, if assessments are collectible by personal action, a plain statement of such facts.

9.2 EXECUTION
Every certificate for shares must be signed by the President or the Secretary or must be authenticated by facsimile of the signature of the President or
Secretary.   Before  it  becomes   effective,   every   certificate  for  shares
authenticated by a facsimile of a signature must be countersigned by an incorporated bank or trust Company, either domestic or foreign as registrar of transfers.

9.3 TRANSFER
Upon surrender to the Secretary or transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by a proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

9.4 LOST OR DESTROYED CERTIFICATES
Any person claiming a certificate of stock to be lost or destroyed shall make an affidavit or affirmation of that fact and advertise the same in such manner as the Board of Directors may require and shall, if the Directors so require, give the Corporation a bond of indemnity, in form and with one or more sureties satisfactory to the Board, in at least double the value of the stock represented by said certificate, whereupon a new certificate may be issued of the same tenor and for the same number of shares as the one alleged to be lost or destroyed.

9.5 TRANSFER AGENTS AND REGISTRARS
The Board of Directors may appoint one or more transfer agents or transfer clerks, and one or more registrars, which shall be an incorporated bank or trust company, either domestic or foreign, who shall be appointed at such times and places as the requirements of the Corporation may necessitate and the Board of Directors may designate.

9.6 CLOSING STOCK TRANSFER BOOKS
The Board of Directors may close the transfer books in their discretion for a period not exceeding the sixty (60) days preceding any meeting, annual or special, of the shareholders, or the date appointed for the payment of a dividend.

CERTIFICATE OF SECRETARY

I, Bartly J. Loethen, the undersigned, the duly elected and acting Secretary of Hemcure Inc., do hereby certify that the above and foregoing Bylaws were adopted as the Bylaws of said Corporation on the ___th day of _________, 2006 by the Directors of said Corporation.

___________________________________, Secretary

Exhibit D - Dissenting Shareholder Statutes

                   302A.471 Rights of dissenting shareholders.

      Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

      (a) unless otherwise provided in the articles, an amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

      (1) alters or abolishes a preferential right of the shares;

      (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

      (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

      (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section; or

      (5) eliminates the right to obtain payment under this subdivision;

      (b) a sale, lease, transfer, or other disposition of property and assets of the corporation that requires shareholder approval under section 302A.661, subdivision 2, but not including a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

      (c) a plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a constituent organization, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

      (d) a plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, except as provided in subdivision 3;

      (e) a plan of conversion adopted by the corporation; or

      (f) any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

      Subd. 2. Beneficial owners. (a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders. (b) A beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

      Subd. 3. Rights not to apply. (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger and are not canceled or exchanged in the merger or (2) the corporation whose shares will be acquired by the acquiring corporation in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

      (b) If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

      (c) Notwithstanding subdivision 1, the right to obtain payment under this section, other than in connection with a plan of merger adopted under section 302A.621, is limited in accordance with the following provisions:

      (1) The right to obtain payment under this section is not available for the holders of shares of any class or series of shares that is listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

      (2) The applicability of clause (1) is determined as of:

      (i) the record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action described in subdivision 1; or

      (ii) the day before the effective date of corporate action described in subdivision 1 if there is no meeting of shareholders.

      (3) Clause (1) is not applicable, and the right to obtain payment under this section is available pursuant to subdivision 1, for the holders of any class or series of shares who are required by the terms of the corporate action described in subdivision 1 to accept for such shares anything other than shares, or cash in lieu of fractional shares, of any class or any series of shares of the corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in clause (1) at the time the corporate action becomes effective.

      Subd. 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

      302A.473 Procedures for asserting dissenters' rights.

      Subdivision 1. Definitions. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

      (b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

      (c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

      (d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section
549.09 for interest on verdicts and judgments.

      Subd. 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

      Subd. 3. Notice of dissent. If the proposed action must be approved by the shareholders and the corporation holds a shareholder meeting, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

      Subd. 4. Notice of procedure; deposit of shares. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to (i) all shareholders who have complied with subdivision 3, (ii) all shareholders who did not sign or consent to a written action that gave effect to the action creating the right to obtain payment under section 302A.471, and (iii) all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

      t 6 0 (1) the address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

      (2) any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

      (3) a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

      (4) a copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

      (b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

      Subd. 5. Payment; return of shares. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

      (1) the corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

      (2) an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

      (3) a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

      (b) The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

      (c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

      Subd. 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

      Subd. 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the Rules of Civil Procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the Rules of Civil Procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

      Subd. 8. Costs; fees; expenses. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

      (b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

      (c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

                                      PROXY

                                  HEMCURE, INC.
                          730 West Randolph, Suite 600
                                    Suite 600
                                Chicago, IL 60661
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Bartly J. Loethen,, with full power of substitution, as proxy to represent the undersigned at the Special Meeting of Shareholders of Hemcure, Inc. to be held on August 17, 2006 at 9:00 a.m., local time, at the offices of Hemcure, Inc., 730 West Randolph, Suite 600, Chicago, Illinois 60661, and at any adjournments or postponements thereof, to vote in the name and place of the undersigned, with all powers which the undersigned would possess if personally present, upon the proposal described in the proxy statement furnished herewith and set forth on the reverse side of this proxy card.

THIS  PROXY  WHEN  PROPERLY   EXECUTED  WILL  BE  VOTED  AS  SPECIFIED.   IF  NO
SPECIFICATION IS MADE, THE SHARES REPRESENTED WILL BE VOTED FOR THE APPROVAL OF THE PROPOSED AGREEMENT AND PLAN OF MERGER DESCRIBED IN THE PROXY STATEMENT.

PLEASE VOTE, DATE AND SIGN THIS PROXY IN THE SPACE PROVIDED ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                  [CONTINUED AND TO BE SIGNED ON REVERSE SIDE]
--------------------------------------------------------------------------------

Hemcure, Inc.

Mr. A SAMPLE

DESIGNATION (IF ANY)

ADDRESS LINE

NUMBER OF SHARES HELD: _____________________

                                           |_| Mark this box with an X if you
                                               have made changes to your name or
                                               address details above

--------------------------------------------------------------------------------

Special Meeting Proxy Card

--------------------------------------------------------------------------------

A: Issues

The Board of Directors recommends a vote FOR the following proposal.

                                         For      Against  Abstain
1.  To approve the proposed Agreement    |_|        |_|      |_|
    and Plan of Merger described in
    the Proxy Statement

Mark here if you plan to attend the |_| meeting

Mark this box with an X if you have made |_| comments below.

------------------------------------------

------------------------------------------
B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto and hereby revoke(s) any proxy or proxies heretofore given.

Please sign exactly as your name(s) appear(s) on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature    1   -   Please   keep  Signature 2 - Please  keep  signature   Date (mm/dd/yyyy)
signature within the box            within the box
----------------------------------- --------------------------------------  -------------------------------

                                                                                   /      /

----------------------------------- --------------------------------------  -------------------------------


                   PLEASE SIGN AND RETURN THIS PROXY PROMPTLY

HEMCURE, INC.
730 W. RANDOLPH
SUITE 600
CHICAGO, IL 60661

Dear Shareholder:

Please take note of the important information enclosed with this proxy card. There is an important issue related to your company that requires your immediate attention and approval. This issue is discussed in the enclosed proxy materials.

Your vote counts and you are strongly encouraged to exercise your right to vote your shares.

Please mark the appropriate box on this proxy card to indicate how your shares will be voted. Then sign the card, and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Special Meeting of Shareholders on August 17, 2006.

Thank you in advance for your prompt consideration of this matter.

Sincerely,

Hemcure, Inc.